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                                                                    EXHIBIT 21.1

Exhibit 21.1 is incorporated herein by reference to Exhibit 21.1 to WHX Corporation's 10-K filed on March 19, 1998 and Exhibit 21.1 to Handy and Harman's 10-K filed on March 27, 1998.